Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Todd Shipyards Corporation (the "Company") on Form 10-Q for the quarter ended July 3, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies, pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350), that to the best of my knowledge and belief:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 8, 2005

/s/ Scott H. Wiscomb

Scott H. Wiscomb,

Chief Financial Officer and Treasurer